               SECURITIES AND EXCHANGE COMMISSION
                   Washington, D. C.   20549


                            FORM 8-K


                         CURRENT REPORT

              Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)
  March 30, 2001

Commission File Number 0-5544

                   OHIO CASUALTY CORPORATION
      (Exact name of registrant as specified in its charter)

                           OHIO
(State or other jurisdiction of incorporation or
                       organization)

                        31-0783294
            (I.R.S. Employer Identification No.)

             9450 Seward Road, Fairfield, Ohio
          (Address of principal executive offices)

                           45014
                         (Zip Code)

                      (513) 603-2400
             (Registrant's telephone number)


                      Not Applicable
(Former name or former address, if changed since last
                          report)












                   Exhibit Index - Page 3

                      Page 1 of 3 Pages

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ITEM 5.  OTHER EVENTS
------   ------------

On October 27, 1997, Ohio Casualty Corporation ("Ohio
Casualty") entered into a credit agreement with the Chase
Manhattan Bank ("Credit Agreement"), as lender and as agent for various other lenders. Under the terms of the Credit Agreement, the lenders agreed to make loans to Ohio Casualty in an aggregate amount of up to $300 million to finance operations and for other general corporate purposes. As of March 31, 2001, Ohio Casualty had $205 million outstanding under the Credit Agreement.

The Credit Agreement contains customary financial covenants including a covenant requirement that Ohio Casualty's insurance subsidiaries maintain a minimum statutory surplus of at least
$750 million. In light of recent declines in statutory surplus and in order to minimize the risk of default, Ohio Casualty sought relief from this requirement. Effective March 30, 2001, the covenant was amended to reduce the required minimum statutory surplus to $675 million for the quarters ending March 31, 2001 and June 30, 2001 only. In consideration of such relief, Ohio Casualty agreed to a modification of the applicable margins for interest rate and facility fee under the credit agreement.

On March 19, 2001, Ohio Casualty elected to reduce the aggregate amount that the lenders are committed to loan
Ohio Casualty under the Credit Agreement from $300 million to $250 million.

A copy of the Amendment to the Credit Agreement dated March
30, 2001, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On April 24, 2001, Ohio Casualty the organization of three operating business units for Personal Lines, Commercial
Lines and Specialty Lines. These business units will be headed by Executive Vice Presidents/Chief Operating
Officers Elizabeth M. Riczko, Jeffery L. Haniewich and John
S. Busby, respectively. Ohio Casualty also announced the appointment of John Kellington as Chief Technology Officer,
Thomas E. Schadler as Chief Actuary and A. Larry Sisk as
Treasurer.

A copy of the press release issued by Ohio Casualty
Corporation on April 24, 2001, concerning this change in its organizational structure and executive leadership is attached hereto as Exhibit 99.2 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------   ---------------------------------

         Exhibit No.     Description
         ----------      -----------

            99.1         Amendment to the Credit Agreement
                         dated March 30, 2001, signed by
                         Ohio Casualty and the consenting
                         lenders.

            99.2         Press release dated April 24, 2001,
                         announcing the organization of
                         three operating business units and
                         appointment of new officers.




                        Page 2 of 3 Pages

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                         SIGNATURE

   Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          OHIO CASUALTY CORPORATION
                          ---------------------------------
                                   (Registrant)



April 27, 2001             /s/ Dan R. Carmichael
                           --------------------------------
                           Dan R. Carmichael, President and
                           Chief Executive Officer






                      EXHIBIT INDEX
                      -------------


                Current Report on Form 8-K
                   Dated March 30, 2001

Exhibit No.         Description
----------          -----------


    99.1            Amendment to the Credit Agreement
                    dated March 30, 2001, signed by Ohio
                    Casualty and the consenting lenders.

    99.2            Press release dated April 24, 2001,
                    announcing the organization of three
                    operating business units and
                    appointment of new officers.





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